                              M E M O R A N D U M



TO:      FRISBY AEROSPACE

FROM:    GREG FRISBY

SUBJECT: 4520 HAMPTON ROAD LEASE                              DATE:  3/13/96




We hereby notify you that we are exercising the renewal option of the above lease and wish to renew the lease for $2,520 per month an 18 month period ending November 30, 1997 and then extend the lease on a month to month basis.
All other terms of the lease remain unchanged.









\s\ Greg Frisby
-----------------------------------------
Greg Frisby, CEO
FRISBY TECHNOLOGIES, INC.




Accepted and Agreed



\s\ Thomas Powers
-----------------------------------------
Thomas Powers, CFO
FRISBY AEROSPACE

NORTH CAROLINA   )
                 )         LEASE AGREEMENT
FORSYTH COUNTY   )


         THIS LEASE, made and entered into effective 1st day of June of 1993, by and between FRISBY AIRBORNE HYDRAULICS, INC., hereinafter called "Lessor" and FRISBY TECHNOLOGIES, INC., hereinafter called "Lessee";

                              W I T N E S S E T H:

         (1) PREMISES: That the Lessor, for and in consideration of the sum of ONE HUNDRED DOLLARS ($100.00) and the covenants, conditions, agreements and stipulations herein contained, does hereby lease unto the Lessee, and the Lessee does hereby take and hire from the Lessor, subject to the conditions hereinafter expressed that certain parcel of real property described on Exhibit A attached hereto and incorporated herein by reference, together with all buildings and improvements existing thereon (the "Premises").

         (2) TERM: The initial term (the "Initial Term") of this Lease shall be three (3) years beginning on June 1st, 1993.

         (3) RENEWAL OPTION: Unless the Lessee is then in default under the terms and conditions of this Lease, or this Lease has been terminated or the Premises relet under the terms hereof or under applicable law, the Lessee shall have the option to renew the term of this Lease for 1 renewal terms of three years each (each such three year period being hereafter referred to as a ("Renewal Term") by giving Lessor written notice of such renewal no less than ninety (90) days prior to the expiration of the Initial Term or the then-current Renewal Term, whichever is applicable. All terms and conditions of this Lease shall remain in effect during each such Renewal Term except that the rent shall change as provided for in this lease.

         (4) RENTAL: The Lessee agrees to pay Lessor a monthly rental during the Initial Term of this Lease in the amount of Two Thousand, Five Hundred Twenty DOLLARS ($2,520). Monthly Rental during a particular Renewal Term shall be paid at a rate determined by multiplying the monthly rent payable during the prior Renewal Term (or, in the case of the first Renewal Term, that paid during the Initial Term) times 1.05. All rental shall be due and payable in advance on the 1st day of each month and shall be overdue unless received by Lessor on or before the 5th day of each month during the term hereof. Rental shall be paid at Lessor's address for notices as set forth in this Lease, without setoff, deduction or claim whatsoever.

         (5) ASSIGNMENT AND SUBLETTING: Lessee shall not have the right to assign this Lease, or sublet the Premises or any part thereof except upon the prior written consent of the Lessor which consent shall not be unreasonably withheld or delayed. In considering any request for assignment or subletting the Lessor shall be permitted to take into account, in addition to other relevant factors, the financial strength of any proposed assignee or sublessee which shall be at least equal to that of Lessee on the date hereof together with the proposed use of the Premises by any proposed assignee or sublessee. Any such consent shall not extend to any further assignment or subletting whether or not such consent so provides. Notwithstanding the foregoing, Lessee may assign this Lease to any entity controlled by, controlling or under common control with Lessee, to any successor of Lessee by reason of reorganization, merger or consolidation of Lessee or to the buyer of all or substantially all of the assets or stock of Lessee; provided, however, that the financial strength any such assignee, successor or buyer must be approved in writing in advance by Lessor. Lessor shall be entitled to any rents above the rents reserved herein generated by any assignment of this Lease or subletting of the Premises, or any portion thereof.

         (6) FIRE AND CASUALTY INSURANCE: At its own expense the Lessee shall keep the Building, improvements, and appurtenances situated on the Premises insured against loss or damage with all-risk coverage without exceptions in amounts equivalent to estimated replacement cost. In the event Lessor shall determine at any time during the term of this Lease, or any extension thereof, providing that the Premises are not insured in an amount equal to the approximate replacement cost thereof (without deduction for depreciation), and so notify Lessee, Lessee shall forthwith cause such insurance to be increased to such amount. Such insurance shall be issued by financially responsible insurers duly authorized to do business in the State where the Premises are located and acceptable to Lessor, and all policies of insurance required to be maintained by Lessee shall name the Lessee and Lessor as the insured, as their respective interests may appear. The policies of insurance shall also name the holder of any mortgage securing indebtedness of Lessor, as the interest of such holder may appear, pursuant to a standard mortgage clause. The original of said policy or policies, or at Lessor's election a certificate or memorandum of such insurance, together with receipts evidencing payment in full of the premiums thereon, shall be delivered to the Lessor at the inception of this Lease, upon any renewal, addition or substitution of such insurance, and thereafter as said premiums are due. Such policies shall contain a provision that the Lessor and the holder of any mortgage shall be notified in writing by the insurance carrier at least thirty (30) days prior to any cancellation, or material restriction, or reduction, amendment, or modification of such policies.

         (7) INDEMNIFICATION OF LESSOR: The Lessee agrees to indemnify and hold Lessor harmless (except for loss or damage resulting from the willful or negligent acts or omissions of Lessor, its agents or employees) from any and all claims, actions, damages, liability, and expense, including attorney fees in connection with loss of life, personal injury and/or damage to property arising out of any occurrence in, upon or at the Premises from any causes whatsoever; and Lessee will procure and keep in effect, during the term hereof, public liability insurance for bodily injury and property damage insurance for the benefit of the Lessor in the minimum sums of -0- Dollars ($_________) for damages resulting to one person, and -0- ($ ) Dollars for damages resulting from any one casualty, and -0- ($______) property damage resulting from any one occurrence. Lessee further agrees, upon request of Lessor to use its best efforts (including payment of any required additional premiums) to increase any or all of the foregoing minimum limits of coverage to reflect changes in the purchasing power of the dollar. Said policy or policies of insurance shall be acceptable to Lessor and certificates evidencing such policies shall be delivered to Lessor. Upon Lessee's failure to obtain such insurance or increased limits required by this paragraph, the Lessor may, at its option, obtain such insurance or increased limits, and the cost thereof shall be paid as additional rent due and payable upon the next ensuing rent day; but, the failure on the part of the Lessor to obtain such insurance shall not release the Lessee from its obligations under this Paragraph.

         Lessor warrants and represents to Lessee that the Premises are in full compliance with all ordinances, rules, regulations and laws relating to protection of the environment. The Lessee covenants and agrees with Lessor that during the entire term of the lease, the Lessee will defend, indemnify and save harmless the Lessor from and against any and all claims, loss, debts, expenses, judgments, demands and obligations which may be made against or incurred by the Lessor or against the Lessor's title in the Premises, including all reasonable costs and expenses incurred by Lessor in connection therewith, arising by reason of, or in connection with any alleged act or omission of the Lessee or any person claiming under, by, or through the Lessee (including any claims, loss, debts, expenses, judgments, demands, obligations, costs and expenses, made against or incurred by Lessor in connection with any ordinance, regulation, law, rule, order, report, judgment, decree or ruling relating to protection of the environment); and if it becomes necessary for the Lessor to defend any action seeking to impose any such liability, the Lessee will provide such defense and hire such attorneys as Lessor may reasonably approve and will pay all costs of court and attorneys' fees incurred effecting such defense in addition to any other sums which the Lessor may be called upon to pay by reason of the entry of a judgment against the Lessor in the litigation or proceeding in which such claim is asserted. If Lessor desires to obtain legal representation in addition to that provided above, such additional representation shall be at Lessor's expense.

         (8) TAXES: The Lessee agrees to pay, before any fine, penalty, interest, or cost may be added thereto, or become due or be imposed by operation of law for the nonpayment thereof, all taxes, assessments, water and sewer rents, rates and charges, charges for public utilities, excises, levies, licenses and permit fees and other governmental charges, general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature, whatsoever, which at any time during the term of this lease may be assessed, levied, confirmed, imposed upon, or grow or become due and payable out of or in respect of, or become a lien on the Premises, or any improvements thereon. The parties hereto agree that the taxes for the first and last years of the term herein shall be prorated between the Lessor and the Lessee. Lessee shall pay all of the foregoing charges and assessments imposed with respect to its personal property and fixtures.

         (9) RIGHT TO ALTER AND IMPROVE: Upon receipt of the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed, the Lessee may, at its own expense, make such alterations, improvements, additions, and changes to the Premises as it may deem necessary or expedient in the operation of the Premises, provided the Lessee, without the written consent of the Lessor, shall not tear down or materially demolish any of the improvements of the Premises, or make any material change or alteration in such improvements which, when completed, would substantially diminish the value of the leased property. If Lessor so requires, Lessee shall restore the Premises to its condition prior to any alterations, improvements, additions and changes which were not approved in writing in advance by Lessor no later than the end of the term hereof.

         (10) WAIVER: The failure of the Lessor to insist upon a strict performance of any term or condition of this lease shall not be deemed a waiver of any right or remedy that the Lessor may have, and shall not be deemed a waiver of any subsequent breach of such term or conditions.

         (11) MAINTENANCE: The Lessee will make all repairs of every kind and nature to the Premises, including, but not limited to, all repairs to the heating, plumbing and electrical systems leased by the Lessee and will indemnify and save harmless the Lessor from and against all mechanics liens or claims by reason of such repairs. In the event any mechanic's lien or claim is filed against the Premises or Lessee's property or interest therein, Lessee shall pay any such claim or post a bond therefore as provided by applicable law within thirty (30) days of the filing of the same.

         (12) DEFAULT: In the event of the failure of Lessee to pay any rental due hereunder within five (5) days of notice from Lessor that such payment is over due, or the failure by Lessee to perform any other of the terms, conditions, or covenants of this Lease to be observed or performed by Lessee within thirty (30) days of notice from Lessor of such failure to observe or perform such condition or covenant (provided, however, if such performance would require more than thirty (30) days, the Lessee shall not be in default hereunder as long as it commences such performance within such thirty (30) day period and acts diligently to complete such performance), or if Lessee shall become bankrupt or insolvent, or file any debtor proceedings, or take or have taken against Lessee in any court pursuant to any statute, either of the United States or any state, a petition in bankruptcy or insolvency or for reorganization, or for the appointment of a receiver or trustee of all or a portion of Lessee's property, or if Lessee makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, (provided any such action or proceeding is not withdrawn or dismissed within sixty (60) days of its commencement) or if Lessee shall abandon the Premises, or suffer this Lease to be taken under any writ of execution, then Lessor, its attorneys, successors and assigns, in addition to any other rights or remedies it may have hereunder and under applicable law, shall have the right, if it so elects, to declare this Lease terminated and the term ended, and shall have, whether or not it terminates this Lease, the immediate right of re-entry and may remove all persons and property from the Premises, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without being deemed guilty or trespassing or becoming liable for any loss or damage which may be occasioned thereby; provided, however, that Lessor shall be liable for any damage it may cause to Lessee's property by reason of failure by Lessor to take due care thereof.

         Should Lessor elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as Lessor, in its sole discretion, determines is necessary in order to relet the Premises, or any part thereof, for such term or terms (which may be for a term extending beyond the term of this Lease), and at such rental or rentals, and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Upon each such reletting, all rentals received by Lessor from such reletting shall be applied first to payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of reasonable costs and expenses of such reletting, including brokerage and attorney fees, and the cost of any such alterations and repairs; third, to the payment of rent due and unpaid hereunder. The residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. Lessor shall be entitled to all rents and proceeds from any such reletting. No such re-entry or taking possession of the Premises, or any part thereof, by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Lessee, or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease. In addition to any other remedies Lessor may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the Premises, reasonable attorney fees incidental thereto, all expenses and commissions which may be paid in and about the reletting of the same, and any and all other damages incurred by Lessor as a result thereof. In exercising the rights given it under this paragraph, Lessor shall use reasonable good faith efforts to mitigate its damages.

         It is agreed that each and every of the rights, remedies, and benefits provided by this Lease shall be cumulative, and shall not be exclusive of any other rights, remedies, and benefits, or of any other rights, remedies, and benefits allowed by law.

         (13) USE AND OCCUPANCY: The Lessee agrees to make no unlawful use of the Premises, to pay all rents as and when the same shall become due and to operate the Premises and conduct its activities thereon in compliance with all applicable laws, rules, regulations, orders, decrees and judgements, including, but not limited to, the foregoing as the same may relate to protection of the environment. Lessee shall use the Premises only for purposes that do not violate this Lease.

         (14) COVENANTS: The Lessor does hereby covenant and agree with the Lessee that, subject to the terms and conditions hereinabove set forth, the Lessee shall have and enjoy said Premises during the term herein provided for, free from the adverse claims of any and all persons whomsoever. Lessor warrants that it has good and marketable fee simple title to the Premises.

         (15) UTILITIES: The Lessee shall be solely responsible for, and shall promptly pay as the same shall become due, all charges made against the Premises for gas, water, heat, sewer, electricity, and any other utilities used upon or furnished to the Premises during the term of this Lease.

         (16) NET LEASE: It is the intention of the parties by their execution of this Lease that the Lessor shall receive the rents reserved herein and all other sums which shall or may become payable hereunder by Lessee under any contingency free from all taxes, charges, expenses, damages and deductions of every kind or sort whatsoever, and that the Lessee shall and will and hereby expressly agrees to pay all such other sums which, except for the execution and delivery of this Lease, would have been chargeable against the Premises and payable by the Lessor except as otherwise provided in this Lease. The Lessee, however, shall not be under any obligation to pay any interest or principal on any mortgage or mortgages which may be a lien against the fee simple title of the Premises or the Lessor's estate or interest therein, or any franchise, or income tax which is or may become payable by the Lessor, or any gift, inheritance, transfer, estate or succession tax by reason of any existing law or any law which hereafter may be enacted.

         (17) CONDITION OF PREMISES AT THE TIME OF LEASE: By and upon taking possession of the Premises, Lessee will be deemed to have acknowledged that it has examined the Premises prior to the taking of possession, and knows the condition thereof. Upon such taking of possession by Lessee it will be deemed that no representations as to the condition or state of repairs of the Premises have been made by the Lessor, or its agents, and that the Lessee thereby accepts the Premises in their condition at the date of the taking of possession.

         (18) LESSOR'S RIGHT TO MORTGAGE: (a) This lease is subject to any existing mortgage on the Premises and to all renewals, replacements, modifications and extensions thereof as long as the holder of such mortgage agrees not to disturb Lessee in its possession of the Premises as long as Lessee is not in default under this Lease. The Lessor reserves the right to subject this Lease at all times to the lien of any mortgage hereafter placed upon the Lessor's interest in the Leased Premises, and to any and all advances to be made thereunder, and to any interest thereon, and all renewals, replacements, modifications and extensions thereof as long as the holder of such mortgage agrees not to disturb Lessee in its possession of the Premises as long as Lessee is not in default under this Lease. Lessee also agrees that the mortgagee named in such mortgage may elect to have this Lease become a prior lien to its mortgage whether this Lease is dated prior or subsequent thereto. Lessee agrees to enter any modification of this Lease that any present or future mortgagee may require as long as it does not materially adversely affect Lessee's rights hereunder. Lessee further covenants and agrees to execute and deliver, within ten (10) days of notice that the same is required, such further instrument or instruments as shall be required by the Lessor or any such mortgagees to carry out the intent of this paragraph as long as the mortgagee agrees not to disturb Lessee in its possession of the Premises as long as Lessee is not in default under this Lease and as long as any such instrument neither materially decreases Lessee's rights hereunder or materially increases Lessee's obligations hereunder. The cure periods given in this Lease shall not apply to Lessee's obligations under the previous sentence. Nothing herein shall be deemed to alter the terms of this Lease, it being understood and agreed that any mortgagee shall have only such rights as Lessor has hereunder. (As used in this Section, the term "mortgage" shall include mortgages, deeds of trusts and security interests of all types and the term "mortgagee" shall include all parties secured by any of the foregoing).

         (b) Lessee agrees, within ten (10) days after the written request therefor by Lessor, to execute in recordable form and deliver to Lessor a statement, in writing, certifying (i) that this Lease is in full force and effect; (ii) the date of commencement of the term of this Lease; (iii) that rent is paid currently without any offset or defense thereto; (iv) that there are no uncured defaults by Lessor, or stating those claimed by Lessee; provided that, in fact, such facts are accurate and ascertainable.

         (c) In the event any proceedings are brought for the foreclosure of, or in the event of the conveyance by deed in lieu of foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust made by Lessor covering the Premises, Lessee upon written request, shall attorn to, and covenants and agrees to execute an instrument in writing reasonably satisfactory to, the new owner whereby Lessee attorns to such successor in interest and recognizes such successor as the Lessor under this Lease.

         (19) DAMAGE OR DESTRUCTION OF BUILDING: If any building located on the Premises be damaged or destroyed by fire or other casualty during the term hereof, the Lessee shall promptly notify Lessor of such occurrence and Lessee shall cause the Premises and the building situated thereon to be repaired and restored to good tenantable condition with reasonable dispatch, such condition to be as good as that in which the Premises were at the time of the casualty. Lessor agrees to permit use of all insurance proceeds for such purposes. In the event the holder of the deed of trust or the Premises permits application of the insurance proceeds to repair and restoration, Lessee and Lessor acknowledge that such use shall be subject to the disbursement provisions of such deed of trust. If any portion of the insurance proceeds shall remain after full payment of the cost of such repair or restoration, the same shall be paid to and be the sole property of Lessor, other than proceeds from insurance on trade fixtures and equipment installed in or on the Premises at Lessee's sole cost and expense. Proceeds arising from the loss to Lessee's trade fixtures and equipment shall be the sole property of Lessee. There shall be no abatement of any tenant obligation in the event that the Premises, or any, part thereof, be damaged or destroyed in whole or in part by fire or other casualty during the term of this Lease except that as long as Lessee has maintained and complied with the terms of the insurance required to be maintained by it then rent shall abate equitably in proportion to the ability of Lessee to use the Premises during any period during which the Premises or a material portion thereof is rendered unusable by Tenant due to any casualty. If at any time during the Initial Term or any Renewal Term the Premises shall be so damaged by fire or otherwise so that (i) less than two (2) years would remain in such term after restoration or (ii) the time to restore the Building will exceed one hundred eighty (180) days, then, in any of such events, Lessee, if it has maintained all insurance required to be maintained under this Lease, or Lessor may, within thirty (30) days of such casualty, give notice to the other party of its election to terminate this Lease and thereupon this Lease shall cease and come to an end effective as of the date of such casualty as if such date were the date fixed for the expiration of the term and the rent shall be apportioned and paid to the time of such termination. Notwithstanding anything contained in this Lease to the contrary, Lessee shall be and remain liable to Lessor for any failure by Lessee to maintain and comply with the terms of the insurance required to be carried by it under this Lease.

         (20) HOLDING OVER: It is hereby agreed that in the event of the Lessee herein holding over after the termination of this Lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary; provided that Lessee shall pay rent for any month-to-month tenancy during the first month of any holdover at a rate of 1.1 times the annual rate charged for the last year of the term hereof and thereafter at 1.2 times the annual rate charged for the last year of the term hereof. In no event shall any holding over or any acceptance of rental by Lessor constitute a renewal of the term hereof or a waiver of precise performance of any conditions of exercise of any Renewal Term.

         (21) ACCESS TO PREMISES: Upon reasonable prior oral or written notice, the Lessor, and Lessor's agents, shall have the right to enter upon the Premises or any part thereof at all reasonable business hours for the purpose of inspecting the same. If the Lessor deems any repairs necessary it may demand that the Lessee make the same; and, if the Lessee refuses or neglects forthwith to commence such repairs and complete the same with reasonable dispatch, the Lessor may make or cause to be made such repairs and shall not be responsible to the Lessee for any loss or damage that may accrue to its stock or business by reason thereof. If the Lessor makes or causes to be made such repairs, the Lessee agrees that it will forthwith, on demand, pay to the Lessor the cost thereof; and, if Lessee shall default in such payment, the Lessor shall have the remedies provided it upon defaults by Lessee hereunder.

         (22) CONDEMNATION: (a) If the whole of the Premises shall be taken by any public authority under any power of eminent domain, then the term of this Lease shall cease as of the date possession shall be taken by such public authority, and the rent shall be paid up to that day with a proportionate refund by Lessor of such rent as may have been paid in advance.

         (b) If part of the Building situated on the Premises is taken under the power of eminent domain and such part is in excess of ten percent of the usable area of the existing building; and such taking would materially and adversely affect the business operations of Lessee from the Premises, Lessee shall have the right to terminate this lease. Lessee shall have the right to terminate this Lease by giving written notice to the Lessor within thirty (30) days after being notified of such taking for public use; and, in such event, such termination shall be effective upon the date possession of the portion of the Building shall be required for public use. In the event of a taking, Lessee waives all rights to any portion of the award received for the taking except for any award for Lessee's personal property, equipment and trade fixtures. In the event Lessee shall elect not to terminate this Lease, Lessor shall, at its own cost and expense, make all necessary repairs and alterations to the Building in order to constitute the remaining Building a complete architectural unit. In the event Lessee elects, pursuant to the terms of this paragraph, to remain in possession of the Premises, all the terms herein provided shall continue in effect except that rent shall equitably abate to the extent such taking materially interferes with the use of the Premises being made by Lessee at the effective date of such taking.

         (c) Unless provided above, no taking or exercise of the power of condemnation or eminent domain, or any deed or conveyance in lieu thereof, shall affect this Lease and the Lease shall remain in full force and effect and rent shall in no part abate.

         (d) All damages awarded for any such taking shall belong to and be the property of the Lessor, whether such damages shall be awarded as compensation for diminution in the value of the leasehold or to the fee of the Premises; provided, however, that the Lessor shall not be entitled to any portion of the award made to the Lessee for moving expenses, or for the value of the merchandise, trade fixtures and equipment installed in the Premises by Lessee.

(23) NOTICES: Unless another form of notice is specifically provided for herein, any notice provided for herein shall be given by certified mail, return receipt requested, postage prepaid, addressed, if to Lessor, to:

                  --------------------------
                  --------------------------
                  --------------------------

                  and if to Lessee then to:

                  --------------------------
                  --------------------------
                  --------------------------

                  All notices shall be effective when received.

         (24) WASTE: Lessee shall not commit or suffer to be committed any waste upon the Premises or allow any act to occur at the Premises which would constitute a nuisance.

         (25) NOTICE TO LESSOR: Lessee shall give prompt notice to Lessor by telephone or telefax and by the manner provided above in the event of casualties, accidents, or injuries in the Premises, or of defects therein, or in any fixtures or equipment.

         (26) LESSOR'S LIABILITY: Notwithstanding anything in this lease to the contrary, Lessee shall look solely to the estate and property of Lessor in the land and buildings comprising the Premises for the for the collection of any judgment (or other judicial process) requiring the payment of money by Lessor to Lessee; no other asset of Lessor shall be subject to levy, execution or other judicial process for the satisfaction of Lessee's claim.

         (27) CAPTIONS AND PARAGRAPH NUMBERS: The captions and paragraph numbers appearing in this Lease are inserted only as a matter of convenience, and in no way define, limit, construe, or describe the scope or intent of such paragraph of this Lease, nor in any way affect this Lease.

         (28) AMENDMENT: The parties acknowledge that this Lease contains their entire agreement with respect to the lease of the Premises and agree that they will not amend this Lease except in writing and only upon receiving the prior written consent of the holder of any first lien deed of trust on the Premises.

         (29) BINDING NATURE: This Agreement is binding on the parties hereto, their heirs, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this lease to be executed under seal.

                                     LESSOR

                                     FRISBY AIRBORNE HYDRAULICS, INC.
(CORPORATE SEAL)
                                     By: \s\ Thomas Powers
                                        ----------------------------------------
                                        Chief Financial Officer


                                     LESSEE

                                     FRISBY TECHNOLOGIES, INC.
(CORPORATE SEAL)
                                     By: \s\ Greg Frisby
                                        ----------------------------------------
                                        Chief Executive Officer